NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi‐Manager International Growth Fund
NVIT Multi‐Manager International Value Fund
NVIT Multi‐Manager Large Cap Growth Fund
NVIT Multi‐Manager Large Cap Value Fund
NVIT Multi‐Manager Mid Cap Growth Fund
NVIT Multi‐Manager Mid Cap Value Fund
NVIT Multi‐Manager Small Cap Growth Fund
NVIT Multi‐Manager Small Cap Value Fund
NVIT Multi‐Manager Small Company Fund

Supplement dated March 7, 2018
to the Prospectus dated May 1, 2017 (as revised May 23, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Multi-Manager Small Company Fund
1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on March 7, 2018, the Board approved the termination of Putnam Investment Management, LLC ("Putnam") as a subadviser to the NVIT Multi-Manager Small Company Fund (the "Fund"), effective on or about March 12, 2018 (the "Effective Date"). Jacobs Levy Equity Management, Inc. and OppenheimerFunds, Inc. will continue to subadvise the Fund.

2.	All references to, and information regarding, Putnam, in the Prospectus are deleted in their entirety.

3.	As of the Effective Date, the Prospectus is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be "unseasoned," which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries, Europe, Australasia and Far East ("EAFE") Small Cap Index. The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser looks for companies it believes have high growth potential based on fundamental analysis. The other subadviser invests in small-cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

b.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 49 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be "unseasoned," which are companies that have been in operation for less than three years, including the operations of any predecessors. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest up to 25% of its total assets in securities of foreign small-cap companies, including those in emerging market countries. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA has selected Jacobs Levy Equity Management, Inc. and OppenheimerFunds, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are managed as follows:

JACOBS LEVY EQUITY MANAGEMENT, INC. ("JACOBS LEVY") – invests in small-cap value stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm's security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to promote diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the underlying benchmark. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Jacobs Levy generally considers selling a stock when it determines that it no longer satisfies its investment criteria.

OPPENHEIMERFUNDS, INC. ("OPPENHEIMER") – looks for companies that Oppenheimer believes have high growth potential using fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer seeks the following characteristics, which can vary:

•	companies with management that has a proven ability to handle rapid growth;
•	companies with innovative products or services and
•	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

At times, Oppenheimer might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes.

c.	The terms "Quantitative techniques" and "Bottom-up approach," and their respective definitions, are deleted from the "Key Terms" section on page 50.

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